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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date earliest event reported) January 31, 1997

                                 INTERIORS, INC.
             (exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                   0-23702                      13-3590047
          (Commission File Number) (IRS Employer Identification Number)

     320 Washington Street, Mt. Vernon, New York            10553
      (Address of principal executive offices)           (Zip Code)

       Registrant's Telephone Number, Including Area Code:(914) 665-5400

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         Resignation from Board of Directors

         On January 16, 1997, Donald Feldman, then a Director and Vice President of Sales and Marketing of Interiors, Inc., a Delaware corporation (the "Registrant"), tendered his resignation from the Board of Directors of the Registrant, effective January 31, 1997. Mr. Feldman will also no longer continue in the position of Vice President for the Registrant. Mr. Feldman, a West Coast resident, has chosen to pursue managerial and sales-related activities, in California for Artisan House, Inc. ("Artisan"), an indirect subsidiary of the Registrant.

Item 7. Financial Statements and Exhibits


Exhibit
No.               Document

99.5              Letter of Resignation by Donald Feldman, dated January
                  16, 1997.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                      INTERIORS, INC.

                                      By:  /s/Max Munn
                                           ----------------------------------
                                           Max Munn
                                           President

Dated:   February 14, 1997